UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MERCURY INTERACTIVE CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MERCURY INTERACTIVE CORPORATION

1325 Borregas Avenue

Sunnyvale, California 94089

To Our Stockholders:

I am pleased to invite you to attend the special meeting of stockholders of Mercury Interactive Corporation to be held on Wednesday, December 10, 2003, at 10:00 a.m. at our offices located at 1325 Borregas Avenue, Sunnyvale, California 94089. Details regarding the business to be conducted at the special meeting are more fully described in the accompanying Notice of Special Meeting and Proxy Statement. Also enclosed in this mailing are a proxy card for you to record your vote and a return envelope for your proxy card.

Your vote is important. Whether or not you plan to attend the special meeting, I hope that you will vote as soon as possible by completing and mailing the enclosed proxy card. Voting by written proxy will ensure your representation at the special meeting if you do not attend in person. Please review the instructions on the proxy card regarding voting by written proxy. Any stockholder attending the special meeting may vote in person, even though he or she has already returned a proxy card.

We look forward to seeing you at the special meeting.

Sincerely,

Susan J. Skaer

Vice President, General Counsel and Secretary

Sunnyvale, California

November 4, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE AND RETURN AS PROMPTLY AS POSSIBLE THE PROXY CARD IN THE ENCLOSED ENVELOPE.

MERCURY INTERACTIVE CORPORATION

1325 Borregas Avenue

Sunnyvale, California 94089

(408) 822-5200

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m. on Wednesday, December 10, 2003

PLACE	1325 Borregas Avenue Sunnyvale, California 94089

ITEMS OF BUSINESS	(1) Ratify and approve the amendment to our Amended and Restated 1999 Stock Option Plan to increase the number of shares reserved for issuance by an additional 3,000,000 shares;

(2) Ratify and approve the amendment to our Amended and Restated 1998 Employee Stock Purchase Plan to increase the number of shares reserved for issuance by an additional 5,000,000 shares; and

Consider such other business as may properly come before the special meeting or any adjournments or postponements thereof.

RECORD DATE	You are entitled to vote at the special meeting and at any adjournments thereof if you were a stockholder at the close of business on Friday, October 31, 2003.

VOTING BY PROXY	Please submit a proxy as soon as possible so that your shares can be voted at the special meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the enclosed proxy card.

By Order of the Board of Directors

Susan J. Skaer Vice President, General Counsel and Secretary

This proxy statement and accompanying proxy card are being distributed on or about November 4, 2003.

MERCURY INTERACTIVE CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING	1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIAL AND THE SPECIAL MEETING	1

PROPOSALS TO BE VOTED ON	5

PROPOSAL ONE—TO RATIFY AND APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED 1999 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE BY AN ADDITIONAL 3,000,000 SHARES	5

PROPOSAL TWO—TO RATIFY AND APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED 1998 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE BY AN ADDITIONAL 5,000,000 SHARES	10

NEW PLAN BENEFITS	14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15

EXECUTIVE COMPENSATION	17

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS	19

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	19

CORPORATE GOVERNANCE	19

EQUITY COMPENSATION PLAN INFORMATION	20

OTHER MATTERS	21

ANNEX A—AMENDED AND RESTATED 1999 STOCK OPTION PLAN	A-1

ANNEX B—AMENDED AND RESTATED 1998 EMPLOYEE STOCK PURCHASE PLAN	B-1

i

MERCURY INTERACTIVE CORPORATION

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board of Directors is soliciting proxies for the special meeting of stockholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the special meeting. Please read it carefully.

Voting materials, which include this proxy statement and accompanying proxy card, were mailed to stockholders on or about November 10, 2003.

Our principal executive offices are located at 1325 Borregas Avenue, Sunnyvale, California 94089. Our telephone number is (408) 822-5200.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE SPECIAL MEETING

Q:	WHY AM I RECEIVING THESE MATERIALS?

A:	Our Board of Directors is providing these proxy materials for you in connection with our special meeting of stockholders, which will take place on December 10, 2003. Stockholders are invited to attend the special meeting and are requested to vote on the proposals described in this proxy statement. We request that you vote “FOR” Proposals One and Two.

Q:	WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A:	The information included in this proxy statement relates to the proposals to be voted on at the special meeting, the voting process and certain other required information. A proxy card and return envelope are also enclosed.

Q:	WHAT PROPOSALS WILL BE VOTED ON AT THE SPECIAL MEETING?

A:	There are two proposals scheduled to be voted on at the special meeting. They are:

•	Proposal One: Ratify and approve the amendment to the Amended and Restated 1999 Stock Option Plan to increase the number of shares reserved for issuance by an additional 3,000,000 shares;

•	Proposal Two: Ratify and approve the amendment to the Amended and Restated 1998 Employee Stock Purchase Plan to increase the number of shares reserved for issuance by an additional 5,000,000 shares; and

•	Consideration of such other business as may properly come before the special meeting or any adjournments or postponements thereof.

Q:	WHAT IS MERCURY’S VOTING RECOMMENDATION?

A:	Our Board of Directors recommends that you vote your shares:

“FOR” Proposal One; and

“FOR” Proposal Two.

Q:	WHO CAN VOTE AT THE SPECIAL MEETING?

A:	Our Board of Directors set October 31, 2003 as the record date for the special meeting. All stockholders who owned our common stock on October 31, 2003 may attend and vote at the special meeting. Each of these stockholders is entitled to one vote for each share of common stock held on all matters to be voted on. On October 31, 2003, 90,033,643 shares of our common stock were outstanding.

Q:	HOW MANY VOTES DO WE NEED TO HOLD THE SPECIAL MEETING?

A:	A majority of our outstanding shares as of the record date must be present at the special meeting in order to hold the special meeting and conduct business. This is called a quorum. Shares are counted as present at the special meeting if you:

•	are present and vote in person at the special meeting; or

•	have properly submitted a proxy card.

Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the special meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:	WHAT SHARES CAN BE VOTED?

A:	All shares owned by you as of the close of business on October 31, 2003, the record date, may be voted by you if either (1) you held these shares directly in your name as the stockholder of record or (2) these shares were held for you as the beneficial owner through a broker, bank or other nominee.

Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A:	Most stockholders of Mercury hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record:

If your shares are registered directly in your name with Mercury’s transfer agent, Mellon Investor Services, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by Mercury. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the special meeting. We have enclosed a proxy card for you to use.

Beneficial Owner:

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct the vote of broker, bank or nominee with respect to your shares and are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the special meeting unless you request, complete and deliver a legal proxy from your broker, bank or nominee. Your broker, bank or nominee has enclosed with this proxy statement a voting instruction card for you to use in directing the vote of your broker, bank or nominee with respect to your shares.

Q:	WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A:	Each of the two proposals requires the affirmative “FOR” vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described below in “How are votes counted?”. In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q:	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION CARD?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	HOW ARE VOTES COUNTED?

A:	You may vote “FOR,” “AGAINST” or “ABSTAIN” on each of the two proposals. If you abstain from voting on a proposal, it has the same effect as a vote “AGAINST” that proposal. If you merely sign your proxy card without indicating any further instructions, your shares will be counted as a vote:

“FOR” Proposal One; and

“FOR” Proposal Two.

If you do not vote and you hold your shares in a brokerage account in your broker’s name (the “street name”), your shares will not be counted in the tally of the number of shares cast “FOR,” “AGAINST” or “ABSTAIN” on any proposal where your broker does not have discretionary authority to vote (these are called “broker non-votes”). This will have the effect of reducing the number of shares needed to approve each of the two proposals. However, your shares will be counted for the purpose of establishing a quorum for the special meeting.

Q:	WHO WILL COUNT THE VOTE?

A:	A representative of Mellon Investor Services, our transfer agent, will tabulate the votes and act as the inspector of elections.

Q:	HOW CAN I VOTE MY SHARES IN PERSON AT THE SPECIAL MEETING?

A:	Shares held directly in your name as the stockholder of record may be voted in person at the special meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification to the special meeting.

If you hold your shares in street name, you must request a legal proxy from your broker, bank or nominee in order to vote in person at the special meeting.

Q:	HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE SPECIAL MEETING?

A:	If you hold shares directly as a stockholder of record, you may vote your shares without attending the special meeting by marking, signing and returning the enclosed proxy card in the enclosed postage-paid envelope. Please refer to the summary instructions included on your proxy card.

If you hold your shares in street name, your broker, bank or nominee has enclosed a voting instruction card with this proxy statement. You may vote your shares by marking and signing the voting instruction card and following the instructions provided by your broker, bank or nominee and mailing it in the enclosed, postage-paid envelope. Furthermore, the instructions provided by your broker, bank or nominee may also provide for voting using the telephone or Internet. If your broker, bank or nominee provides such an option and you wish to vote using the telephone or Internet, then follow the instructions provided by them. If you provide specific voting instructions, your shares will be voted as you have instructed.

Q:	HOW CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY?

A:	You may revoke your proxy and change your vote at any time before the final vote at the special meeting. You may do this by signing a new proxy card with a later date or by attending the special meeting and voting in person. Merely attending the special meeting will not revoke your proxy unless you specifically request it.

Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE SPECIAL MEETING?

A:	The preliminary voting results will be announced at the special meeting. The final results will be published in our annual report on Form 10-K for the year ending December 31, 2003.

Q:	WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE SPECIAL MEETING?

A:	Other than the two proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the special meeting. If you grant a proxy, the persons named as proxy holders, Amnon Landan, Mercury’s Chairman of the Board, President and Chief Executive Officer, Douglas Smith, Mercury’s Executive Vice President and Chief Financial Officer, and Susan J. Skaer, Mercury’s Vice President, General Counsel and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the special meeting.

Q:	IS MY VOTE CONFIDENTIAL?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Mercury or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the board of directors.

Q:	WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE SPECIAL MEETING?

A:	Mercury will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, none of whom will receive additional compensation for such solicitation activities. Mercury has retained the services of The Altman Group to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries. Mercury estimates that it will pay The Altman Group a fee of $16,000 for its services, plus reimbursement of its reasonable expenses. In addition, Mercury may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q:	WHEN ARE STOCKHOLDER PROPOSALS DUE FOR NEXT YEAR’S ANNUAL MEETING?

A:	In order for a stockholder proposal to be considered for inclusion in our proxy statement for next year’s annual meeting of stockholders, the written proposal must be received by us no later than December 6, 2003. Such proposals will need to comply with the Securities and Exchange Commission’s regulations regarding the inclusion of stockholder proposals in our sponsored proxy materials. In order for a stockholder proposal to be raised from the floor during next year’s annual meeting of stockholders, written notice must be received by us no later than 20 days prior to the annual meeting and should contain such information as required under our bylaws. If the stockholder proposal is received after February 19, 2004, then management proxies may use their discretionary voting authority with respect to the proposal.

PROPOSALS TO BE VOTED ON

PROPOSAL ONE

RATIFICATION AND APPROVAL OF THE AMENDMENT TO OUR

AMENDED AND RESTATED 1999 STOCK OPTION PLAN TO INCREASE THE

NUMBER OF SHARES RESERVED FOR ISSUANCE BY AN ADDITIONAL 3,000,000 SHARES

General

At the special meeting, stockholders will be asked to ratify and approve the amendment to our Amended and Restated 1999 Stock Option Plan in order to increase the number of shares reserved for issuance under the 1999 Stock Option Plan by an additional 3,000,000 shares.

Why should you vote “FOR” the increase in shares under the 1999 Stock Option Plan?

•	The 3,000,000 shares represent 3.35% of our outstanding shares at September 30, 2003 and we do not plan to request any additional shares to be added to our stock option plans until 2005.

•	We plan to reduce our usage of options in the future and plan to grant not more than 3% of our shares per year for our currently foreseeable equity compensation needs, not including any mergers and acquisitions.

•	Our ability to attract and retain qualified, high-performing employees could be compromised without an increase in shares available for issuance under our 1999 Stock Option Plan.

We do not currently have enough shares available for issuance under the 1999 Stock Option Plan to enable us to make sufficient equity compensation grants through 2005 and as a result may lack the ability to attract and retain the best available personnel for positions of substantial responsibility and offer equity compensation that is commensurate with that of our peers and competitors.

Stock-based compensation is a fundamental component of our compensation program. Our equity compensation program is designed to attract and retain employees, many of whom view equity incentives as a key component of their compensation. Stock-based compensation encourages and rewards employee performance and helps align employee interests with those of our stockholders. We currently grant stock options to new employees, upon the promotion of certain existing employees, and on an annual supplemental basis to existing employees who have been with us for at least six (6) months and are considered high performers. We need additional shares in order to ensure that we are able to continue to grant options as we hire additional employees and to continue to motivate existing high performing employees and align their interests with those of our stockholders.

•	The compensation committee limits stock option plan participation to value-creating and value-adding employees that are determined to be top performers through our performance management process. We have developed guidelines that we plan to continue to use for new hires and for annual performance based grants by employee level, which we believe are commensurate with the companies that we consider to be our peers and competitors.

•	We have voluntarily reduced our use of equity compensation in the face of significant growth.

We have reduced, and plan to continue to reduce, our use of equity compensation in an effort to limit excessive dilution to our stockholders. While our employees continue to view equity compensation as a key component of their overall compensation, we are sensitive to the concerns of our stockholders regarding dilution. Over the course of the last year we have consciously reduced the overall number and percentage of options granted to our employees and executive officers while we have been experiencing significant growth. At September 30, 2003, we had 2,245 employees compared to 1,772 employees at September 30, 2002.

In our most recent annual supplemental stock option grant in January 2003, our Board of Directors granted options to purchase an aggregate of 3,698,546 shares to 1,056, or 58%, of our employees, compared to an aggregate of 4,942,454 shares to 1,300, or 81%, of our employees in 2002.

We also decreased the size of option grants to our executive officers in our most recent annual supplemental grant in January 2003. For example, our Named Executive Officers (as defined in below under “Executive Compensation—Summary Compensation Table”) received the following option grants in 2003, each of which was significantly smaller than the size of grants received in the prior year:

-	Amnon Landan received a grant of 600,000 shares in 2003 compared to 700,000 shares in 2002, a 14% decrease;

-	Kenneth Klein received a grant of 175,000 shares in 2003 compared to 350,000 shares in 2002, a 50% decrease;

-	Douglas Smith received a grant of 200,000 shares in 2003 compared to 400,000 shares for 2002, a 50% decrease (Mr. Smith received his annual supplemental stock option grant of 400,000 shares for 2002 in November 2001 upon becoming our Chief Financial Officer);

-	Zohar Gilad received a grant of 100,000 shares in 2003 compared to 150,000 shares in 2002, a 33% decrease; and

-	Yuval Scarlat received a grant of 125,000 shares in 2003 compared to 150,000 shares in 2002, a 17% decrease.

•	We believe that our 1999 Stock Option Plan contains provisions that are consistent with the interests of our stockholders and with our corporate governance practices.

No Stock Option Repricings.    The 1999 Stock Option Plan prohibits the repricing of stock options without the approval of our stockholders. This provision applies to both direct repricings—lowering the exercise price of a stock option—and indirect repricings—canceling an outstanding stock option and granting a replacement stock option with a lower exercise price.

Maximum Term of 10 Years.    The 1999 Stock Option Plan provides for a maximum term of 10 years.

Plan Management.    The 1999 Stock Option Plan is managed by the compensation committee of our Board of Directors, which is comprised solely of independent non-employee directors, and has engaged an independent executive compensation consultant to advise it on compensation matters.

No Stock Options to Consultants.    The 1999 Stock Option Plan prohibits the grant of stock options to consultants and non-employee directors.

No Discount Stock Options.    The 1999 Stock Option Plan prohibits the grant of stock options with an exercise price of less than the fair market value of our common stock on the date the stock option is granted.

No Evergreen Provision.    The 1999 Stock Option Plan previously had an evergreen feature which has now expired pursuant to its terms.

What vote is required to approve the increase?

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the special meeting will be required to approve the reservation of the additional 3,000,000 shares under the 1999 Stock Option Plan.

Where can I get more information about the 1999 Stock Option Plan?

The principal provisions of the 1999 Stock Option Plan are summarized below. This summary is not complete and you should refer to the 1999 Stock Option Plan, attached as Exhibit A hereto, for a complete statement of its terms.

Description of the 1999 Stock Option Plan

The 1999 Stock Option Plan was adopted by our Board of Directors in June 1998 and by the stockholders in August 1998. The 1999 Stock Option Plan became effective on August 31, 1999 and terminates on August 31, 2009. The total number of shares originally reserved for issuance under the 1999 Stock Option Plan was 900,000 shares. In March 1999 and May 1999, our Board of Directors and stockholder, respectively, authorized the issuance of an additional 3,700,000 shares under the plan. In November 1999 and December 1999, our Board of Directors and stockholders, respectively, approved an automatic increase in the number of shares reserved in the pool of shares reserved for issuance under the 1999 Stock Option Plan by 4% of the shares of our common stock and equivalents outstanding as of January 1 of each year starting in 2000 and ending in 2003. After taking into account the adjustments which occur automatically under the 1999 Stock Option Plan upon a stock split and the automatic 4% increases from January 1, 2000 through January 1, 2003, as of September 30, 2003, a total of 3,251,451 shares of common stock are currently reserved and available for issuance under the plan and options to purchase 15,755,058 shares are outstanding. If Proposal One is approved, a total of 6,251,451 shares of common stock will be reserved and available for issuance under the 1999 Stock Option Plan. Options granted under the plan may be either incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonstatutory options.

Administration

The 1999 Stock Option Plan is administered by the compensation committee of our Board of Directors which is composed entirely of “non-employee directors,” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors,” as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986. The compensation committee has delegated to the stock option committee, which is composed of our chief executive officer and our chief financial officer, its authority to grant stock options to non-executive officer employees, subject to certain aggregate limits on the number of shares granted. The administrator of the 1999 Stock Option Plan has the authority to interpret the plan and any agreement entered into thereunder, grant awards under the plan and make all other determinations necessary for the administration of the plan.

Eligibility for Participation in the 1999 Stock Option Plan

Our employees and officers, and the employees and officers of our subsidiaries, are eligible to receive option grants under the 1999 Stock Option Plan. The compensation committee determines which eligible individuals receive option grants and the terms and conditions thereof. Consultants and outside directors are excluded from participation in the plan.

Stock Options

We may grant nonqualified stock options (NQSOs) or incentive stock options (ISOs) to our employees or to employees of our subsidiaries. No stock options may be granted with exercise prices that are less than the fair market value of our common stock at the time of grant. Options generally become exercisable as they vest over four years, with ¼ of the shares vesting on the first anniversary of the date of grant and the remainder vesting in equal monthly installments over three additional years.

Payment Upon Exercise of Options

The exercise price of options granted under the 1999 Stock Option Plan must be paid in full by cash or check or as otherwise permitted by the compensation committee, which may include our shares of common stock

(which, in the case of shares acquired upon exercise of an option either have been owned by the optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from us and which have a fair market value on the exercise date equal to the aggregate exercise price of the shares as to which said option shall be exercised) or promissory note. Our Board of Directors may also authorize payment by any combination of the foregoing methods.

Termination of Employment

In the event a participant’s employment with or service to us is terminated other than as a result of such participant’s death or disability, the participant’s stock options may thereafter be exercised (to the extent it was vested on the date of termination), for a period of thirty (30) days, subject to the stated term of the option. In the event a participant’s employment with or service to us is terminated as a result of a participant’s death or disability, such participant’s option may thereafter be exercised (if termination is due to disability, to the extent it was vested on the date of termination; if termination is due to death while employed by us, the option vests in full), for a period of six (6) months, subject to the stated term of the option.

Transferability and Restrictions on Shares

Stock options granted under the 1999 Stock Option Plan generally may not be transferred other than by will or by the laws of descent and distribution. Upon a participant’s termination of service (unless due to death of the participant while employed with us) with us, we have the right to repurchase, at a price per share equal to the original exercise price of the option, any unvested shares, held by such participant at the time of his or her termination.

Deductibility of Awards Under Section 162(m) of the Code

To meet the performance-based exception to the $1,000,000 deductibility limits on compensation under Section 162(m) of the Code, the 1999 Stock Option Plan provides that no more than 3,000,000 shares may be made subject to awards granted to an individual in the calendar year of his or her hire.

Effect of Merger or Other Corporate Transactions

The compensation committee is authorized to make appropriate adjustments in connection with outstanding options to reflect stock dividends, stock splits and similar events. If we liquidate or dissolve or are acquired and the acquiring corporation does not assume, replace or substitute the options granted under the 1999 Stock Option Plan, the compensation committee, in its discretion, may provide for substitution or adjustments in, or may accelerated or adjust the options.

Amendment or Termination of the 1999 Stock Option Plan; No Repricing Without Prior Stockholder Approval

Our Board of Directors may terminate or amend the 1999 Stock Option Plan. However, our Board of Directors may not amend the 1999 Stock Option Plan in any manner requiring stockholder approval under the Code or the Exchange Act without first obtaining such stockholder approval. Outstanding options cannot be amended to the detriment of a participant without the participant’s consent. In addition no options may be repriced without first obtaining stockholder approval.

U.S. Federal Income Tax Information

The following is a general summary of some of the current federal income tax consequences of the 1999 Stock Option Plan to participants in the plan and to us.

Tax laws often change, and actual tax consequences depend on a participant’s individual circumstances, as well as state and local tax laws. We encourage all participants to seek tax advice regarding their participation in the 1999 Stock Option Plan. The 1999 Stock Option Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

    Tax Treatment of Participants

NQSOs.    Generally, a participant will not have taxable income when we grant him or her an NQSO. When a participant exercises a vested NQSO, the difference between the exercise price and the fair market value of our stock on the date of exercise (called the “spread”) is taxable as ordinary income. We withhold tax on this income when a participant who is a current or former employee exercises an NQSO. When the participant sells the shares, any additional gain or loss will be a capital gain or loss.

ISOs.    As with NQSOs, an employee will generally not have taxable income when she or he receives an ISO. An employee will not have taxable income upon exercise of a vested ISO; however, the spread on exercise is alternative minimum taxable income to the participant in the year of exercise, unless she or he disposes of the shares in the same tax year. If the participant holds the shares for the ISO holding period, which is two years from the date of grant and one year from the date of exercise, the difference between the amount the participant paid for the shares on exercise and the sale price is capital gain or loss. If the participant disposes of the shares before the ISO holding period, the spread on exercise becomes taxable as ordinary income, and the difference between the fair market value on the date of exercise and the price at which the participant sells the stock is capital gain or loss.

    Tax Treatment of Mercury

When a participant recognizes ordinary income on exercise of an NQSO, we will generally be entitled to a deduction in the amount of the ordinary income recognized by the participant. We will also be entitled to a deduction if the participant recognizes ordinary income by selling shares acquired on exercise of an ISO before the ISO holding period is satisfied.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 1999 STOCK OPTION PLAN.

PROPOSAL TWO

RATIFICATION AND APPROVAL OF THE AMENDMENT OF OUR AMENDED AND RESTATED

1998 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES

RESERVED FOR ISSUANCE BY AN ADDITIONAL 5,000,000 SHARES

General

At the special meeting, stockholders will be asked to approve an increase in the aggregate number of shares reserved for issuance under the Amended and Restated 1998 Employee Stock Purchase Plan. Our Board of Directors believes the reservation for issuance of an additional 5,000,000 shares under the 1998 Employee Stock Purchase Plan is in our best interests. Our Board of Directors believes that we need to have an adequate reserve of shares available for issuance under the 1998 Employee Stock Purchase Plan in order to enable us to compete successfully with other companies in attracting and retaining valuable employees. The competition for employees continues to be significant and we need the additional shares to be able to allow participation in the 1998 Employee Stock Purchase Plan by our increasing number of employees.

Description of the 1998 Employee Stock Purchase Plan

On June 19, 1998, our Board of Directors adopted, and the stockholders subsequently approved, the 1998 Employee Stock Purchase Plan. Originally, a total of 1,300,000 shares were reserved for issuance under the 1998 Employee Stock Purchase Plan. In February 2000 and May 2000, our Board of Directors and the stockholders, respectively, approved an increase of 500,000 additional shares reserved for issuance under the 1998 Employee Stock Purchase Plan, and in February 2002 and May 2002, our Board of Directors and the stockholders, respectively, approved an increase of 500,000 additional shares reserved for issuance under the plan. In October 2003, our Board of Directors approved an amendment to the plan to reserve an additional 5,000,000 shares thereunder.

As of September 30, 2003, 1,721,466 shares of common stock had been issued under the 1998 Employee Stock Purchase Plan and 578,534 shares remain available for future issuance. If the stockholders approve this Proposal Two at the special meeting, there will be a total of 7,300,000 shares of common stock reserved for issuance under the Stock Purchase Plan and 5,578,534 shares will be available for future issuance. See “New Plan Benefits” below for certain information with respect to shares issued during 2002 under the 1998 Employee Stock Purchase Plan.

The 1998 Employee Stock Purchase Plan is intended to qualify under Sections 421 and 423 of the Code. The 1998 Employee Stock Purchase Plan is not qualified under Section 401(a) of the Code and is not subject to the Employee Retirement Income Security Act of 1974.

Purpose

The purpose of the 1998 Employee Stock Purchase Plan is to provide our employees and employees of our majority-owned subsidiaries with an opportunity to purchase our common stock through payroll deductions. At this time, all of our subsidiaries, except for our those in Brazil, China and India, are designated for participation in the 1998 Employee Stock Purchase Plan.

Administration

The 1998 Employee Stock Purchase Plan is administered by our Board of Directors or a committee designated thereby. The interpretation of any provision of the 1998 Employee Stock Purchase Plan by the administrator shall be final and conclusive. Members of our Board of Directors receive no compensation for their services in administering the 1998 Employee Stock Purchase Plan.

Eligibility for Participation in the 1998 Employee Stock Purchase Plan

Employees who are employed by us or any of our designated subsidiaries for at least 20 hours per week and for five months per calendar year are eligible to participate in the 1998 Employee Stock Purchase Plan; provided that such employees are employed by us or such designated subsidiary on the date that their participation in the plan is effective. The laws of certain countries do not allow us to offer our employees residing in such countries the right to participate in the 1998 Employee Stock Purchase Plan. Eligibility is subject to certain limitations imposed by Section 423(b) of the Code and limitations on stock ownership as defined in the 1998 Employee Stock Purchase Plan. The majority of our employees, including our nine (9) executive officers, are eligible to participate in the 1998 Employee Stock Purchase Plan. Non-employee directors are not eligible to participate in the plan.

Offering Dates

The 1998 Employee Stock Purchase Plan generally will be implemented by overlapping 24-month offering periods consisting of four 6-month segments with a new 6-month segment commencing on February 16 and August 16 of each year. Our Board of Directors has the power to change the duration of offering periods with respect to future offerings without stockholder approval if such change is announced at least 10 days prior to the scheduled beginning of the first offering period to be affected.

Subscription Agreements; Authorizing Payroll Deductions

Eligible employees become participants in the Stock Purchase Plan by filing with the employer’s payroll office a subscription agreement authorizing payroll deductions. An eligible employee who wishes to become a participant in an offering period must file a subscription agreement with the payroll office prior to the commencement of such offering period. An employee who becomes eligible to participate in the 1998 Employee Stock Purchase Plan after the commencement of an offering period may participate in the first offering period that starts after the filing by such employee of a subscription agreement.

Purchase Price

Subject to certain amendments in response to accounting changes as described below, the purchase price per share at which shares are sold to participating employees under the 1998 Employee Stock Purchase Plan is the lesser of (i) 85% of the fair market value per share of our common stock at the participant’s entry date into the offering period or (ii) 85% of the fair market value per share of our common stock on the date one day prior to the end of each six (6) -month segment within such offering period. The fair market value of our common stock shall be the closing price as of such date as reported by Nasdaq or such other stock exchange on which our common stock is then listed.

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares to be acquired under the 1998 Employee Stock Purchase Plan is accumulated by payroll deductions over each six (6) -month segment. The deductions may not exceed 15% of a participant’s compensation. A participant may discontinue or decrease his participation in the 1998 Employee Stock Purchase Plan, but may not increase the rate of payroll deductions at any time during the six-month segment. Payroll deductions for a participant shall commence on the first pay day of each offering period and shall continue at the same rate until the end of each six-month offering period unless sooner terminated as provided in the 1998 Employee Stock Purchase Plan. All payroll deductions made for a participant are credited to his account under the 1998 Employee Stock Purchase Plan and are deposited in a segregated account. No charges for administrative or other costs may be made against the payroll deductions of a participant in the plan.

Purchase of Stock; Exercise of Option

By executing a subscription agreement to participate in the 1998 Employee Stock Purchase Plan, an employee is entitled to have shares placed under option to him. The maximum number of shares placed under option to a participant in an offering period is the number determined by dividing the total amount of his compensation which is to be withheld for the offering period by 85% of the fair market value of our common stock on the first day of the offering period. Unless the employee’s participation is discontinued, his option for the purchase of shares will be exercised automatically on the exercise date at the applicable price.

Notwithstanding the preceding paragraph, no employee shall be permitted to subscribe for shares under the 1998 Employee Stock Purchase Plan if, immediately after the grant of the option, the employee would own 5% or more of the voting stock or value of all classes of our stock or the stock of any of our majority-owned subsidiaries, nor shall any employee be granted an option which would permit him to purchase more than $25,000 worth of stock (determined at the time the option is granted) under all of our employee stock purchase plans in any calendar year.

Withdrawal from the 1998 Employee Stock Purchase Plan

A participant’s interest in a given offering period may be terminated in whole, but not in part, by signing and delivering to us a notice of withdrawal from the 1998 Employee Stock Purchase Plan. Such withdrawal may be elected by a participant at any time prior to an exercise date. A participant’s withdrawal from an offering period does not have any effect upon his eligibility to participate in subsequent offering periods under the 1998 Employee Stock Purchase Plan.

Termination of Employment

Termination of a participant’s employment for any reason, including retirement or death, or the failure of the participant to satisfy the requirements for eligibility, cancels his participation in the 1998 Employee Stock Purchase Plan immediately. In such event, payroll deductions credited to the participant’s account will be returned to him, or in the case of death, to the person or person entitled thereto as provided in the 1998 Employee Stock Purchase Plan.

Adjustments for Stock Dividends, Mergers, Etc.

Our Board of Directors is authorized to make appropriate adjustments in connection with outstanding options to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation or similar event, our Board, in its discretion, may provide for substitution or adjustments of the options, or may shorten the current offering period(s) to provide for an earlier exercise date.

Amendment and Termination of the 1998 Employee Stock Purchase Plan

Unless terminated sooner, the 1998 Employee Stock Purchase Plan will terminate in 2008. Our Board of Directors may at any time amend or terminate the 1998 Employee Stock Purchase Plan, except that (subject to special amendments in response to accounting changes) such termination cannot adversely affect the rights of any participant.

Special Amendments in Response to Accounting Changes

In the event that during any offering period the accounting rules relating to noncompensatory treatment of employee stock purchase plans under section 423 of the Code change so as to require, in the written opinion of our independent public accountants, that we recognize a compensatory charge to earnings with respect to options granted during such offering period, the board of directors may, in its discretion, take any steps necessary to reduce or eliminate such charge to earnings. Such steps may include (without limitation) (i) amending the 1998 Employee Stock Purchase Plan to provide that the exercise price for any offering period (including the current offering period) shall be equal to 85% of the fair market value of a share of our common stock on the exercise date only or (ii) immediately terminating the offering period and returning all payroll deductions withheld to participants prior to the exercise date.

U.S. Federal Income Tax Information

The following is a summary of the effect of federal income taxation upon us and the participants with respect to the grant and exercise of rights granted under the 1998 Employee Stock Purchase Plan, is not complete, does not discuss the income tax laws of any state or foreign country in which a participant may reside, and is subject to change. Participants in the 1998 Employee Stock Purchase Plan should consult their own tax advisors regarding the specific tax consequences of their participation in the plan.

Rights granted under the 1998 Employee Stock Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan that qualifies under Section 423 of the Code.

Due to restrictions imposed by the Code, the number of shares reserved under the 1998 Employee Stock Purchase Plan cannot, without further stockholder approval, exceed 7,300,000 shares of common stock if this Proposal Two is approved by the stockholders at the special meeting or 2,300,000 shares of common stock if this Proposal Two is not approved by the stockholders.

A participant will be taxed on amounts withheld for the purchase of shares of common stock under the 1998 Employee Stock Purchase Plan as if such amounts were actually received. Other than this, no income will be taxable to a participant as a result of participating in the 1998 Employee Stock Purchase Plan until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the participant will recognize ordinary income equal to the lesser of (1) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (2) the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price determined as of the beginning of the offering period. Any further gain or any loss will be taxed as a long-term capital gain or loss. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The deductibility of capital losses is limited.

If the stock is sold or disposed of before the expiration of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on the purchase date. Any capital gain or loss will be short term or long term, depending on how long the stock has been held. As mentioned above, the deductibility of capital losses is limited, and thus a disposition of the stock, before the expiration of the one and two-year holding periods described above, for an amount less than the fair market value of the stock on the purchase date could result in ordinary income (and a tax liability) and a non-deductible capital loss.

There are no federal income tax consequences for us by reason of the grant of rights or purchase of shares under the 1998 Employee Stock Purchase Plan. We are generally entitled to a deduction to the extent amounts are taxed as ordinary income to a participant, subject to the satisfaction of tax reporting obligations.

Recommendation of our Board of Directors

OUR BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 1998 EMPLOYEE STOCK PURCHASE PLAN.

NEW PLAN BENEFITS

The following table sets forth, as to the Named Executive Officers (as defined below under “Executive Compensation—Summary Compensation Table”), all current executive officers as a group, all current directors who are not executive officers as a group and all other employees as a group, the following information regarding benefits received or allocated in 2002 to the persons and groups set forth below (a) with respect to the 1999 Stock Option Plan (i) the market value of the shares of common stock underlying such options as of September 30, 2003 based on a closing price of $45.60 on Nasdaq on that date, minus the exercise price of such shares; and (ii) the number of shares of common stock subject to options granted during the fiscal year ended December 31, 2002 under the 1999 Stock Option Plan; (b) with respect to the 1998 Employee Stock Purchase Plan (i) the market value of the shares of common stock issued as of September 30, 2003 based on a closing price of $45.60 on Nasdaq on that date, minus the purchase price of such shares; and (ii) the number of shares of common stock issued under the 1998 Employee Stock Purchase Plan during the fiscal year ended December 31, 2002.

	1999 Stock Option Plan		1998 Employee Stock Purchase Plan
Name of Individual or Identity of Group or Position	Dollar Values($)	Number of Shares Issued(#)	Dollar Values($)	Number of Shares Issued(#)
Amnon Landan	$11,417,000	700,000	$17,246	766
Chairman of the Board, Chief Executive Officer and President
Kenneth Klein	5,708,500	350,000	18,187	764
Director and Chief Operating Officer
Douglas Smith	—	—	17,724	765
Executive Vice President and Chief Financial Officer(1)
Zohar Gilad	2,446,500	150,000	18,369	764
Vice President, Products
Yuval Scarlat	2,446,500	150,000	18,339	766
Vice President, General Manager, Application Delivery
Executive Group (9 persons)	23,761,650	1,440,000	125,456	5,278
Non-Executive Director Group (5 persons)(2)	—	—	—	—
Non-Executive Officer Employee Group	37,776,893	2,294,024	6,219,962	383,303

(1)	Mr. Smith received his annual option grant to purchase 400,000 shares for 2002 on November 2, 2001 upon becoming the Chief Financial Officer.
(2)	None of our Non-Executive Directors participate in the 1999 Stock Option Plan or the 1998 Employee Stock Purchase Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of our common stock as of September 30, 2003 for:

•	each person who we know beneficially owns more than 5% of our common stock;

•	each of our directors;

•	each executive officer named in the Summary Compensation Table; and

•	all of our directors and executive officers as a group.

	Shares of Common Stock Beneficially Owned(1)
Name and Address of Beneficial Owner(2)	Number	Percentage Ownership
T. Rowe Price Associates, Inc.(3)(4) 100 East Pratt Street Baltimore, MD 21202	6,994,928	8.2%
Morgan Stanley(3) 1585 Broadway New York, NY 10036	4,784,081	5.6%
Amnon Landan(5)(6) Chairman of the Board, Chief Executive Officer and President	4,125,023	4.4%
Kenneth Klein(5)(7) Chief Operating Officer	1,468,787	1.6%
Douglas Smith(5)(8) Executive Vice President and Chief Financial Officer	1,152,305	1.3%
Zohar Gilad(5)(9) Vice President, Products	596,763	*
Yuval Scarlat(5)(10) Vice President, General Manager, Application Delivery	436,682	*
Yair Shamir(11) Director	20,000	*
Clyde Ostler(12) Director	12,500	*
Anthony Zingale Director	1,222	*
Igal Kohavi Director	—	*
Giora Yaron Director	—	*
All directors and officers as a group (14 persons)(5)(6)(7)(8)(9)(10)(11)(12)(13)	8,439,978	8.6%

*	Less than 1%.
(1)	Percentage ownership is based on 89,640,510 shares of common stock outstanding as of September 30, 2003. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of September 30, 2003 are deemed to be outstanding for the purpose of computing the percentage ownership of a person or entity in this table, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or entity.
(2)	Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.
(3)	Number of shares beneficially owned or of record is determined solely from information reported on a Schedule 13G on or before September 30, 2003.

(4)	These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates is deemed to be a beneficial owner of such securities; however, T. Rowe Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(5)	Includes shares subject to outstanding options that are currently exercisable or exercisable within 60 days of September 30, 2003. Because all options granted by us pursuant to our 1999 Stock Option Plan and our Amended and Restated 1989 Stock Option Plan are immediately exercisable whether or not vested, all options granted pursuant to the 1999 Stock Option Plan and the Amended and Restated 1989 Stock Option Plan held by parties named in the table have been treated as currently exercisable. We have the right, however, to repurchase, upon the optionee’s termination of employment, any shares acquired by the optionee through the exercise of any unvested options. This repurchase right lapses over time.
(6)	Includes 3,940,000 shares subject to stock options held by Mr. Landan that are exercisable within 60 days of September 30, 2003, of which 2,639,998 shares were vested as of such date.
(7)	Includes 1,396,831 shares subject to stock options held by Mr. Klein that are exercisable within 60 days of September 30, 2003, of which 875,997 shares were vested as of such date.
(8)	Includes 1,150,000 shares subject to stock options held by Mr. Smith that are exercisable within 60 days of September 30, 2003, of which 633,332 shares were vested as of such date.
(9)	Includes 595,000 shares subject to stock options held by Mr. Gilad that are exercisable within 60 days of September 30, 2003, of which 365,832 shares were vested as of such date.
(10)	Includes 435,000 shares subject to stock options held by Mr. Scarlat that are exercisable within 60 days of September 30, 2003, of which 180,832 shares were vested as of such date.
(11)	Includes 20,000 shares registered in the name of Goldfarb & Levy and held on behalf of Mr. Shamir.
(12)	Includes 10,000 shares subject to stock options held by Mr. Ostler that are vested and exercisable within 60 days of September 30, 2003.
(13)	Includes 64,662 shares and 562,034 shares subject to stock options held by executive officers not separately listed in this table that are exercisable within 60 days of September 30, 2003, of which 113,906 shares were vested as of such date.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned in each of the past three years by our chief executive officer and each of our other four most highly compensated executive officers (the “Named Executive Officers”):

	Annual Compensation							Long-Term Compensation	All Other Compensation ($)
Name and Principal Position	Year	Salary($)		Bonus($)		Other Annual Compensation ($)		Securities Underlying Options(#)
Amnon Landan	2002	756,250		400,000	(1)	124,408	(4)	700,000	—
	2001	466,667		425,000	(2)	—		700,000	—
	2000	480,800		500,000	(3)	—		700,000	—

Kenneth Klein	2002	350,000		250,000	(1)	118,400	(4)	350,000	—
	2001	332,500		212,500	(2)	—		350,000	—
	2000	388,677	(5)	250,000	(3)	—		300,000	—

Douglas Smith	2002	350,000		250,000	(1)	80,731	(8)	—	—
	2001	332,500		212,500	(2)	—		500,000	—
	2000	165,019	(6)	1,300,000	(7)	—		450,000	—

Zohar Gilad	2002	275,000		100,000	(1)	—		150,000	—
	2001	180,500		63,750	(2)	—		100,000	—
	2000	177,550		75,000	(3)	—		100,000	—

Yuval Scarlat	2002	275,000		100,000	(1)	7,200	(9)	150,000	—
	2001	190,000		63,750	(2)	7,200	(9)	100,000	—
	2000	187,500		75,000	(3)	7,000	(9)	100,000	—

(1)	Represents bonuses earned in 2002.
(2)	Represents bonuses earned in 2001.
(3)	Represents bonuses earned in 2000.
(4)	Represents amounts reimbursed for taxes in 2002, relating to car arrangements, including arrangements for prior years.
(5)	Includes $68,637 earned in commissions in 2000.
(6)	Mr. Smith joined us as a part-time employee in May 2000 and as an executive officer in August 2000.
(7)	Represents a special one-time bonus of which $1,150,000 was earned in 2000 pursuant to Mr. Smith’s Employment Agreement and $150,000 which represents a bonus earned in 2000.
(8)	Reflects the amounts paid for a car service and reimbursement of taxes relating to such car service.
(9)	Reflects the amounts paid as a car allowance.

Option Grants in Last Fiscal Year

The following table sets forth each grant of stock options made during the year ended December 31, 2002 to each of the Named Executive Officers:

	Individual Grants			Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
Name	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year(%)(2)	Exercise or Base Price ($/SH)(3)		5%($)	10%($)
Amnon Landan(5)	700,000	11.68	29.29	01/22/12	12,894,227	32,676,502
Kenneth Klein(5)	350,000	5.84	29.29	01/22/12	6,447,113	16,338,251
Douglas Smith(5)	—	—	—	—	—	—
Zohar Gilad(5)	150,000	2.50	29.29	01/22/12	2,763,049	7,002,107
Yuval Scarlat(5)	150,000	2.50	29.29	01/22/12	2,763,049	7,002,107

(1)	Under the terms of the Restated 1999 Stock Option Plan, the compensation committee of our Board of Directors retains discretion, subject to plan limits, to modify the terms of outstanding options.
(2)	An aggregate of 5,993,154 options to purchase shares of our common stock were granted to employees during 2002 under the Amended and Restated 2000 Supplemental Stock Option Plan and the 1999 Stock Option Plan.
(3)	The exercise price and tax withholding obligations related to exercise may be paid by delivery of shares that are already owned or by offset of the underlying shares, subject to certain conditions.
(4)	These columns show the hypothetical gains or “option spreads” of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full ten year term of the option. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and do not represent any estimate or projection of future common stock prices.
(5)	Messrs. Landan, Klein, Gilad and Scarlat were granted options on January 22, 2002. Each option vests at the rate of ¼ of the shares subject to the option at the end of twelve months and 1/36 of the remaining shares subject to the option at the end of each monthly period thereafter as long as such optionee’s employment with us has not terminated. Under the 1999 Stock Option Plan, all options are immediately exercisable whether or not vested. Shares purchased upon exercise of unvested options are subject to repurchase by us, at our option, upon the optionee’s termination of employment. Mr. Smith received his annual option grant to purchase 400,000 shares for 2002 on November 2, 2001 upon becoming the Chief Financial Officer. Mr. Smith’s stock option was on the same terms as described in this footnote.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table provides certain information concerning the exercises of options by each of the Named Executive Officers during the year ended December 31, 2002, including the aggregate value of gains on the date of exercise:

Name	Number of Shares Acquired on Exercise(#)	Value Realized($)(1)	Number of Securities Underlying Unexercised Options at Fiscal Year End(#)(2)		Value of Unexercised In-the-Money Options at Fiscal Year End($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Amnon Landan	—	—	3,340,000	—	25,090,035	—
Kenneth Klein	150,000	4,216,216	1,221,831	—	3,773,188	—
Douglas Smith	—	—	950,000	—	2,144,000	—
Zohar Gilad	32,592	898,768	525,000	—	3,703,879	—
Yuval Scarlat	44,669	1,258,679	384,500	—	571,674	—

(1)	Calculated by determining the difference between the closing price of our common stock on Nasdaq on the date of exercise, or year-end ($29.65), as the case may be, and the exercise price of the in-the-money options. Such numbers do not reflect amounts actually realized upon sale of the shares by such officers.
(2)	Under the 1999 Stock Option Plan and Amended and Restated 1989 Stock Option Plan, all options are immediately exercisable whether or not vested. Shares of our common stock purchased upon exercise of unvested options may, at our option, be repurchased by us upon the optionee’s termination of employment.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

We do not have employment contracts with any of our Named Executive Officers. We have, however, entered into letter agreements dated February 26, 1998 with Mr. Landan, July 22, 1998 with Mr. Klein, and August 28, 2000 with Mr. Smith, and three other executive officers that are not Named Executive Officers, each of which provides that in the event that their employment is terminated within 18 months of our change in control other than for cause, each shall be entitled to severance benefits in the amount of one year’s base salary and all of their stock options shall immediately vest in full upon such termination. Messrs. Landan’s, Klein’s and Smith’s base salary and unvested options as of December 31, 2002 are set forth in the table above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In fiscal 2002, the compensation committee originally consisted of Messrs. Yaron, Shamir, and Kohavi. In July 2002, Mr. Zingale replaced Mr. Kohavi as a member of the compensation committee. No member of the compensation committee had a relationship during fiscal 2002 that would constitute an interlocking relationship with executive officers or directors of another entity.

CORPORATE GOVERNANCE

Our Board of Directors and management have been and remain committed to good corporate governance to ensure that we are managed for the long-term benefit of our stockholders. To that end, during the past year, as well as in prior years, our Board of Directors and management have periodically reviewed and updated our corporate governance policies and practices. In doing so, our Board reviews current best practices of similarly situated public companies. In addition, during the past year, our Board has revised our corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the SEC and Nasdaq.

We have in place a variety of policies and practices to promote good corporate governance. Consistent with newly adopted Corporate Governance Guidelines, a majority of our Board of Directors is independent in accordance with the proposed rules of Nasdaq; and all members of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee also meet the Nasdaq guidelines for independence. Compensation of our Chief Executive Officer is approved by the independent members of our Board based on recommendations of the Compensation Committee, which evaluates our CEO’s performance in light of corporate goals and objectives. We also have:

•	updated the charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee that address corporate governance practices in accordance with the Sarbanes-Oxley Act, current and proposed Nasdaq corporate governance guidelines, and other applicable rules and regulations;

•	established disclosure control policies and procedures in accordance with the requirements of the Sarbanes-Oxley Act, including a Disclosure Committee; and

•	established a procedure for receipt and treatment of anonymous and confidential complaints or concerns regarding audit or accounting matters.

In addition, we have adopted a set of Corporate Governance Guidelines, as noted above. The Nominating and Corporate Governance Committee of our Board of Directors is responsible for reviewing the Corporate

Governance Guidelines from time to time and reporting and making recommendations to the board concerning corporate governance matters. Among the matters addressed by the Corporate Governance Guidelines are:

•	Director Independence—Independent directors shall constitute at least a majority of our Board of Directors. No non-employee director may serve as a our consultant or service provider without the approval of a majority of independent directors.

•	Monitoring Board Effectiveness—The Corporate Governance Guidelines require that from time to time, the Board, led by the Nominating and Corporate Governance Committee conduct an annual self-evaluation of the functioning of the Board and the board committees.

•	Executive Sessions of Independent Directors—The non-management directors regularly meet without management present.

•	Board Access to Independent Advisors—Our Board of Directors as a whole, and each of its committees separately, have authority to retain such independent consultants, counselors or advisors to the board or its committees as each shall deem necessary or appropriate.

•	Board Committees—All members of the Audit, Compensation, and Nominating and Corporate Governance Committees are required to be independent in accordance with Nasdaq criteria.

Copies of our corporate governance guidelines and committee charters can be found on our website at http://www.mercuryinteractive.com/company/ir/corp_governance/

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information as of December 31, 2002 with respect to compensation plans under which shares of our common stock may be issued, excluding the shares we are proposing to reserve for issuance under the 1999 Stock Option Plan and the 1998 Employee Stock Purchase Plan that are subject to stockholder approval at the special meeting:

	(a)		(b)		(c)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders(1)	18,575,378		$34.21		3,846,119	(2)(4)
Equity Compensation Plans Not Approved by Security Holders	3,957,581	(3)	$35.79	(3)	1,982,638	(4)

Total	22,532,959		$34.77		5,828,757	(4)

(1)	Excludes purchase rights accruing under the Amended and Restated 1998 Employee Stock Purchase Plan. Under the 1998 Employee Stock Purchase Plan, each eligible employee may purchase shares of common stock at semi-annual intervals on February 15 and September 15 each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of common stock on the employee’s entry date into the two-year offering period in which that semi-annual purchase date occurs or (ii) the closing selling price per share on the semi-annual purchase date.
(2)	Includes 603,987 shares available for issuance under the 1998 Employee Stock Purchase Plan.
(3)	Excludes information for options assumed by us in connection with our acquisition of other companies. As of December 31, 2002, a total of 44,389 shares of our common stock were issuable upon exercise of outstanding options assumed in these acquisitions. The weighted average exercise price of these outstanding options is $15.76 per share. No additional options may be granted under the plans under which these options were assumed.

(4)	As of September 30, 2003, an aggregate of 3,751,279 shares of common stock were available for future issuance, consisting of 3,251,451 shares under our 1999 Stock Option Plan and 499,828 shares under our Amended and Restated 2000 Supplemental Stock Option Plan.

We maintain the Amended and Restated 1989 Stock Option Plan, 1999 Stock Option Plan, 1994 Directors’ Stock Option Plan, and 1998 Employee Stock Purchase Plan, each of which was approved by our stockholders, and the 1996 Supplemental Stock Option Plan and the Amended and Restated 2000 Supplemental Stock Option Plan, each of which were not subject to stockholder approval.

Equity Compensation Plans Not Approved By Stockholders

1996 Supplemental Stock Option Plan

In May 1996, our Board of Directors adopted the 1996 Supplemental Stock Option Plan which allowed grants of options only to employees who were not U.S. citizens and who were not one of our executive officers or directors. This plan was not approved by our stockholders. Options are no longer granted under this plan; however, as of December 31, 2002, options to purchase a total of 84,766 shares of our common stock were outstanding thereunder. Option grants under this plan have exercise prices of not less than 85% of the fair market value of our common stock on the date of grant. All options granted under this plan expire 10 years from the date of grant. In the event a participant’s employment or service with us terminates prior to this expiration date, the participant’s options may thereafter be exercised (to the extent it was vested on the date of termination), for a period of either six months (in the case of death or disability) or 30 days (for other terminations). Outstanding options under this plan generally vest over a period of four years. If we are acquired and the acquiring corporation did not assume, replace or substitute the awards granted under this plan, all outstanding awards would become fully vested and would terminate to the extent unexercised at the time the acquisition closed.

2000 Supplemental Stock Option Plan

In July 2000, our Board of Directors adopted the 2000 Supplemental Stock Option Plan which allows options and stock purchase rights to be granted only to employees who are not U.S. citizens and who are not one of our executive officers or directors. This plan has not been approved by our stockholders. A total of 6,000,000 shares of our common stock have been reserved for issuance upon exercise of stock options under this plan, and as of December 31, 2002, options to purchase a total of 3,872,815 shares of our common stock were outstanding under this plan and 1,982,638 options are available for grant. As of September 30, 2003, 499,828 shares of common stock were available for grant under this plan. The exercise price of options granted under this plan may not be less than 100% of the fair market value of our common stock on the date of grant. The other material provisions of this plan are identical to those of the 1996 Supplemental Stock Option Plan described above, except that the terms of options granted in certain European countries may differ. In addition, this plan provides for the grant of stock purchase rights.

OTHER MATTERS

We know of no other matters to be brought before the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented as our Board of Directors may recommend.

THE BOARD OF DIRECTORS

Susan J. Skaer

Vice President, General Counsel and Secretary

Dated: November 4, 2003

ANNEX A

MERCURY INTERACTIVE CORPORATION

AMENDED AND RESTATED

1999 STOCK OPTION PLAN

(As Amended and Restated by the Board of Directors on September 30, 2003 and the stockholders on December 10, 2003)

1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to such individuals of the Company and to promote the success of the Company’s business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Administrator and as reflected in the terms of the written option agreement.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

(b) “Board” means the Board of Directors of the Company. A member of the Board shall be referred to hereinafter as a “Director.”

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Committee” means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

(e) “Common Stock” means the Common Stock of the Company.

(f) “Company” means Mercury Interactive Corporation, a Delaware corporation.

(g) “Continuous Status as an Employee” means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) any leave of absence approved by the Administrator, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

(h) “Employee” means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j) “Incentive Stock Option” means any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(k) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(l) “Option” means a stock option granted pursuant to the Plan.

(m) “Optioned Stock” means the Common Stock subject to an Option.

(n) “Optionee” means an Employee who receives an Option.

(o) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(p) “Plan” means this 1999 Stock Option Plan.

(q) “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(r) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions to Section 11 of the Plan, the total number of shares reserved and available for issuance is 23,206,527 Shares.

Subject to Section 11 of the Plan, if any Shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option granted hereunder is forfeited, or any such award otherwise terminates prior to the issuance of Common Stock to the participant, the Shares that were subject to such Option shall again be available for distribution in connection with future Option grants under the Plan. Shares that have actually been issued under the Plan, upon exercise of an Option, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

(ii) Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan transaction intended to qualify as an exempt transaction under Rule 16b-3 and/or in accordance with Section 162(m) of the Code, or (B) a Committee (or Committees) designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules governing a plan transaction intended to qualify as an exempt transaction under Rule 16b-3 and/or in accordance with Section 162(m) of the Code. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, as the Board deems appropriate (and for the purposes of satisfying Rule 16b-3 and/or Section 162(m)), it may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan .

(iii) Administration With Respect to Other Persons. With respect to Option grants made to Employees who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of stock option plans, if any, of state corporate law, the relevant stock exchange and the Code (the “Applicable Rules”). Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Rules.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 8(b) of the Plan;

(ii) to select the Employees to whom Options may be granted hereunder;

(iii) to determine whether and to what extent Options are granted hereunder;

(iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

(ix) to modify or amend each Option (subject to Section 14(b) of the Plan);

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

(xi) to determine and recommend the terms of any Option exchange program or repricing program for Options granted under the Plan, and subject to prior stockholder approval, to institute and implement any such program;

(xii) to determine the terms and restrictions applicable to Options; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

5. Eligibility.

(a) Nonstatutory Stock Options and Incentive Stock Options may be granted to only to Employees.

(b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.

(c) For purposes of Section 5(b), Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(d) Nothing in the Plan or any Option granted hereunder shall confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with the Optionee’s right or the Company’s right to terminate his employment or consulting relationship at any time, with or without cause.

(e) The following limitations shall apply to grants of Options to Employees:

(i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares.

(ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 2,000,000 Shares which shall not count against the limit set forth in subsection (i) above.

(iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 11.

(iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option shall be counted against the limit set forth in subsection (i) above. For this purpose, if the exercise price of an Option is reduced, such reduction will be treated as a cancellation of the Option and the grant of a new Option.”

6. Term of Plan. The term of the Plan shall be ten (10) years, commencing on August 31, 1999 and terminating on August 31, 2009 unless sooner terminated under Section 13 of the Plan.

7. Term of Option. The term of each Option shall be no more than ten (10) years from the date of grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be no more than five (5) years from the date of grant.

8. Exercise Price and Consideration.

(a) The per Share exercise price under each Option shall be such price as is determined by the Board, subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

For purposes of this Section 8(a), in the event that an Option is amended to reduce the exercise price, the date of grant of such Option shall thereafter be considered to be the date of such amendment.

(b) The Fair Market Value shall be determined by the Board in good faith; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System) of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

(c) The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) promissory note;

(iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any tax withholding resulting from such exercise;

(vi) any combination of the foregoing methods of payment; or

(vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws.

(d) Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

9. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board at the time of grant, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate as promptly as practicable upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonstatutory Stock Option pursuant to Section 5(b), the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option, and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Status as an Employee. In the event of termination of an Optionee’s Continuous Status as an Employee with the Company, such Optionee may, but only within thirty (30) days after the date of such termination (or such other period as is set out by the Administrator in the Option Agreement, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee’s Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may exercise his Option to the extent he was entitled to exercise it at the date of such termination within six (6) months from the date of such termination (or such other period as is specified in the grant, but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement). To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or does not exercise such Option (to the extent exercisable) within the time specified herein, the Option shall terminate.

(d) Death of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of the death of an Optionee:

(i) during the term of the Option, who is at the time of his death an Employee of the Company and who shall have been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death ((or such other period as is specified in the grant, but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable, and such Shares shall be fully vested and not subject to any repurchase option; or

(ii) during the post-termination exercise period specified in the grant with respect to terminations under Section 9(b) above, at any time within six (6) months following the date of death (or such other period as is determined by the Administrator, but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

10. Non-Transferability of Options. Except as otherwise designated by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company:

(i) Each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. Any Shares subject to a repurchase option of the Company shall be exchanged for the consideration (whether stock, cash, or other securities or property) received in the merger or asset sale by the holders of the Common Stock for the successor corporation or a parent or subsidiary of such successor corporation for each Share held on the effective date of the transaction and such consideration shall, in the case of securities of the successor corporation, be subject to a repurchase option with terms consistent to the Company’s repurchase option and in the case of any other property shall be subject to vesting according to the schedule for the lapse of the repurchase option.

(ii) In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable, and such Shares shall be fully vested and not subject to any repurchase option. In the event that the successor corporation fails to assume the restricted stock purchase agreement pursuant to which the Optionee purchased unvested Shares, the Company’s repurchase option shall lapse and the shares shall be fully vested. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely Common Stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with the exercise of an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is determined (the “Tax Date”).

All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

(a) the election must be made on or prior to the applicable Tax Date;

(b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

(c) all elections shall be subject to the consent of the Administrator;

(d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

14. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that the following changes shall require approval of the stockholders of the Company in the manner described in Section 18 of the Plan (i) revisions or amendments to increase the number of Shares in the Share Pool (other than in connection with an adjustment under Section 11 of the Plan); (ii) changes in the designation of the class of persons eligible to be granted Options and/or (iii) the reduction of the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

(b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

18. Stockholder Approval. Any required stockholder approval obtained at a duly held stockholders’ meeting, may be obtained by the affirmative vote of the holders of a majority of the outstanding Shares of the Company present or represented and entitled to vote thereon.

MERCURY INTERACTIVE CORPORATION

AMENDED AND RESTATED 1999 STOCK OPTION PLAN

NOTICE OF STOCK OPTION GRANT

[Optionee’s Name]

[Address]

You have been granted an Option, consisting of the Stock Option Agreement attached hereto as Exhibit A, Notice of Stock Option Beneficiary(ies) attached hereto as Exhibit B and this Notice of Stock Option Grant (together, the “Option Agreement”) to purchase Common Stock of MERCURY INTERACTIVE CORPORATION (the “Company”) as follows:

Date of Grant	☒
Vesting Commencement Date	☒
Option Price Per Share	$ ☒
Total Number of Shares Granted	☒
Total Price of Shares Granted	$ ☒
Type of Option	Incentive Stock Option
Nonqualified Stock Option
Term/Expiration Date	10 years/ ☒

Exercise Schedule:

This Option may be exercised in whole or in part, in accordance with the Vesting Schedule set out below.

Vesting Schedule

Date of Vesting	Number of Shares
Vesting Date	25%( )

Thereafter, monthly on the last day of each month, 1/48 (            ) of the total number of Shares until fully vested. In the event of fractional Shares, the monthly number of Shares shall be adjusted accordingly to the nearest whole Share.

Termination Period:

Option may be exercised for thirty (30) days after termination of employment or consulting relationship except as set out in Sections 6 and 7 of the Stock Option Agreement (but in no event later than the Expiration Date).

Form of Exercise:

Exercise of this Option shall be on a properly executed Exercise Notice in the form provided by the Company, along with (i) cash, (ii) check or (iii) if by broker sale, delivery of such documentation as the Plan Administrator and the broker shall require to effect delivery of the sale or loan proceeds required to pay the exercise price and any tax withholding resulting from such exercise.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THIS OPTION IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S AMENDED AND RESTATED 1999 STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY’S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and certain information related to it and represents that he or she is familiar with the terms and provisions of the Plan and this Option Agreement. Optionee accepts this Option Agreement subject to all such terms and provisions. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the AMENDED AND RESTATED 1999 STOCK OPTION PLAN and the Option Agreement, each of which are attached and made a part of this document.

OPTIONEE:	MERCURY INTERACTIVE CORPORATION, a Delaware corporation

By

Signature

Title

Print Name

Dated: , 20	Dated: , 20

I am unmarried or reside in a separate property state     .

Spousal consent attached     .

I am married and have previously filed a spousal consent with the Company         .

CONSENT OF SPOUSE

The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Mercury Interactive Corporation Amended and Restated 1999 Stock Option Plan (the “Plan”) and this Option Agreement. In consideration of the Company’s granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and any other option in which the undersigned may have an interest and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan and this Option Agreement and any other option in which the undersigned may have an interest.

Spouse of Optionee

EXHIBIT A TO NOTICE OF GRANT

STOCK OPTION AGREEMENT

FOR THE MERCURY INTERACTIVE CORPORATION

AMENDED AND RESTATED 1999 STOCK OPTION PLAN

1. Grant of Option. Mercury Interactive Corporation, a Delaware corporation (“the Company”), has granted to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase a total number of shares of Common Stock (the “Shares”) set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), and in all respects subject to the terms, definitions and provisions of the Amended and Restated 1999 Stock Option Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

2. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

(a) Right to Exercise.

(i) Subject to subsections 2 (a) (ii), (iii) and (iv ) below, this Option shall be exercisable cumulatively, as set forth in the Notice of Grant; provided, however, that the vesting schedule shall temporarily cease during any period of time that the Optionee’s employment is subject to an approved leave of absence in excess of thirty (30) days and recommences thereafter. This Option may be exercised in whole or in part at any time as to Shares which have not yet vested under the vesting schedule; provided, however, that the Optionee shall execute as a condition to such exercise of this Option, the Restricted Stock Purchase Agreement attached hereto as Exhibit A.

(ii) This Option may not be exercised for a fraction of a share.

(iii) In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Sections 5, 6 and 7 below, subject to the limitations contained in subsection 2(a)(iv).

(iv) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 9 below.

(b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon the receipt by the Company of such written notice accompanied by the Exercise Price.

No share will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3. Method of Payment.

(a) Forms of Consideration Authorized. Payment of the Exercise Price shall consist of: (i) cash; (ii) check; (iii) by means of a Cashless Exercise, as defined in this Section 3(b); or (iv) by any combination of the foregoing.

(b) A “Cashless Exercise” means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to decline to approve or terminate any such program or procedure.

4. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

5. Termination of Status as an Employee. In the event of termination of Optionee’s Continuous Status as an Employee, the Optionee may, but only within thirty days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 9 below), exercise this Option to the extent exercisable at the date of such termination. To the extent this Option was not exercisable at the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

6. Disability of Optionee. Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee’s Continuous Status as an Employee as a result of Optionee’s total and permanent disability (as defined in Section 22 (e) (3) of the Code), the Optionee may, but only within six months days from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 9 below), exercise this Option to the extent exercisable at the date of such termination. To the extent that the Option was not exercisable at the date of termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

7. Death of Optionee. In the event of the death of Optionee:

(a) during the term of this Option and while an Employee of the Company and having been in continuous status as an Employee since the date of grant of the Option, the Option may be exercised in full even as to shares which otherwise would not have been vested, at any time within six months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 9 below), by Optionee’s estate or by a person who acquired the right to exercise; or

(b) within thirty days after the termination of Optionee’s Continuous Status as an Employee, the Option may be exercised, at any time within six months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 9 below), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise what had accrued at the date of termination.

8. Non-Transferability of Option; Successors and Assigns. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

9. Term of Option. This Option may not be exercised more than ten (10) years (five years if Optionee owns, immediately before this Option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary) from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

10. Taxation Upon Exercise of Option. Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the Exercise Price, and that if the Optionee is an employee, the Company will be required to withhold federal and state taxes from Optionee’s compensation, or collect withholding taxes from Optionee at the time of exercise. Optionee understands that if the Option qualifies as an ISO, upon the exercise of the Option, the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise. Optionee acknowledges that he or she has been given the opportunity to consult and is relying solely on tax and legal counsel of his or her own choosing with regard to the exercise of his or her Option.

11. Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, Optionee hereby agrees to notify the Company in writing within 30 days after the date of any such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee. Optionee understands that if he disposes of such shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed as long-term capital gain.

12. Section 83 (b) Election For Alternative Minimum Tax for Incentive Stock Options. Optionee hereby acknowledges that Optionee has been informed that if he or she exercises an incentive stock option as to “unvested shares,” unless an 83 (b) election is filed by the Optionee with the Internal Revenue Service within 30 days of the purchase of the Shares, the Optionee will be required to include (for alternative minimum tax purposes only) an amount equal to the excess, if any of the fair market value of the Shares at the time the shares vest over the Exercise Price for such shares. For this purpose, “unvested” shares include shares purchased by certain persons who are subject to Section 16 of the Securities Exchange Act of 1934 and shares as to which the Company retains a right to repurchase unvested shares at the Optionee’s cost upon the Optionee’s termination of employment with the Company. Optionee is encouraged and advised to consult tax advisors in connection with the purchase of the Shares as to the advisability of filing an election for alternative minimum tax purposes under Section 83 (b). OPTIONEE HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR THE VESTING LAPSE OF SUCH SHARES.

13. Designation of Beneficiary. The Employee shall have the right to appoint any individual or legal entity in writing, on Exhibit B to the Notice of Grant, as his or her beneficiary to receive any Option (to the extent not previously exercised or forfeited) under this Agreement upon the Employee’s death. Such designation under this Agreement may be revoked by the Employee at any time and a new beneficiary may be appointed by the Employee by execution and submission to the Stock Administration Department of the Company of a revised Exhibit B to this Agreement. In order to be effective, a designation of beneficiary must be completed by the Employee on Exhibit B and received by the Stock Administration Department of the Company, prior to the date of the Employee’s death. In the absence of such designation, the Employee’s beneficiary shall be the person designated under the Employee’s will or as defined by the applicable state laws of the decedent’s distribution.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES SUBJECT TO THIS OPTION IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS OR HER RIGHT OR THE COMPANY’S RIGHT TO TERMINATE HIS OR HER EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

EXHIBIT B TO NOTICE OF GRANT

NOTICE OF STOCK OPTION BENEFICIARY(IES)

FOR THE MERCURY INTERACTIVE CORPORATION

AMENDED AND RESTATED 1999 STOCK OPTION PLAN

If I shall cease to be an Employee of Mercury Interactive Corporation (the “Company”), or of a Parent or a Subsidiary of the Company by reason of my death, or if I shall die after I have terminated my employment with the Company, a Parent or a Subsidiary, but, prior to the expiration of the Option (as provided in the Notice of Grant and Stock Option Agreement), then all rights to the Option granted under the Notice of Grant and Stock Option Agreement that I hereby hold upon my death, to the extent not previously terminated or forfeited, shall be transferred in the manner provided for in the Plan and the Agreement to the following beneficiary(ies) as well as the obligation to make the payments of the exercise price of such stock options due to Mercury Interactive Corporation upon the exercise of any such options:

NAME OF BENEFICIARY (Please print):

(First) (Middle) (Last)

(Relationship)

% for Beneficiary	(Address)

NAME OF BENEFICIARY (Please print):

(First) (Middle) (Last)

(Relationship)

% for Beneficiary	(Address)

Unless otherwise specified in writing above, the rights to my Options shall be divided equally among all of the above named beneficiaries. To the extent that I do not complete and submit a separate Designation of Beneficiary for any future options to purchase shares of the Company’s common stock that I may be granted, if any, then this Designation shall apply to any such future option grants.

Employee’s Full Name:

Employee’s Social Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS DESIGNATION OF BENEFICIARY(IES) SHALL REMAIN IN EFFECT UNLESS TERMINATED IN WRITING BY ME.

Dated:

Signature of Employee

ANNEX B

MERCURY INTERACTIVE CORPORATION

AMENDED AND RESTATED 1998 STOCK PURCHASE PLAN

(Amended and Restated by the Board on September 30, 2003 and the stockholders on December 10, 2003 as of

1. Purpose. The purpose of the Plan is to provide employees of Mercury Interactive Corporation and its Designated Subsidiaries with an opportunity to purchase Common Stock of Mercury Interactive Corporation through accumulated payroll deductions. It is the intention of Mercury Interactive Corporation to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

(a) “Board” means the Board of Directors of Mercury Interactive Corporation.

(b) “Code” means the U.S. Internal Revenue Code of 1986, as amended.

(c) “Common Stock” means the Common Stock of Mercury Interactive Corporation.

(d) “Company” means Mercury Interactive Corporation, a Delaware corporation and (where the context so requires), its Designated Subsidiaries.

(e) “Compensation” means all regular straight time earnings, and all payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions or other compensation.

(f) “Designated Subsidiaries” means the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan, as set forth on Appendix I to the Plan.

(g) “Employee” means any individual who is an employee of the Company or its Designated Subsidiary for purposes of U.S. income tax withholding under the Code whose customary employment is at least twenty (20) hours per week and more than five months in any calendar year (including Employees of a Designated Subsidiary who would, if subject to US. income tax, be an employee for such purposes). For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

(h) “Exercise Date” means the date one day prior to the date 6 months, 12 months, 18 months or 24 months after the Offering Date on each Offering Period.

(i) “Offering Date” means the first day of each Offering Period of the Plan.

(j) “Offering Period” means a period of 24 months consisting of four 6-month Exercise Periods during which options granted pursuant to the Plan may be exercised.

(k) “Plan” means this Amended and Restated 1998 Stock Purchase Plan as amended and restated effective December 10, 2003.

(l) “Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(m) “Trading Day” means a day on which national stock exchanges and the Nasdaq National Market are open for trading.

(n) “Exercise Period” means a period commencing on an Offering Date on the day after an Exercise Date and terminating one day prior to the date 6 months later.

3. Eligibility.

(a) Any Employee as defined in Section 2 who shall be employed by the Company on the date his or her participation in the Plan is effective shall be eligible to participate in the Plan, subject to limitations imposed by Section 423(b) of the Code.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods. The Plan shall be implemented by overlapping 24-month Offering Periods with a new Offering Period commencing on February 16 and August 16 of each year. The Plan shall continue thereafter until terminated in accordance with Section 20 hereof. Subject to the requirements of Section 19, the Board shall have the power to change the duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least 10 days prior to the scheduled beginning of the first Offering Period to be affected. In the event that the fair market value of the Company’s Common Stock is lower on an Exercise Date than it was on the first Offering Date for that Offering Period, all Employees participating in the Plan on the Exercise Date shall be deemed to have withdrawn from the Offering Period immediately after the exercise of their option on such Exercise Date and to have enrolled as participants in a new Offering Period which begins on or about the day following such Exercise Date. For these purposes, the automatic transfer to a “Low Price Offering Period” described above shall not be a change in the duration of the Offering Period.

5. Participation.

(a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions on a form provided by the Company and filing it with the Company’s payroll office at least one (1) business day prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering.

(b) Payroll deductions for a participant shall commence on the first payroll following the Offering Date and shall end on the Exercise Date of the offering to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10.

6. Payroll Deductions.

(a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding 15% nor less than one percent of his or her Compensation. The aggregate of such payroll deductions during any Offering Period shall not exceed 15% of his or her aggregate Compensation during said Offering Period.

(b) All payroll deductions made by a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

(c) A participant may discontinue his or her participation in the Plan as provided in Section 10, or may decrease (but not increase) the rate or amount of his or her payroll deductions during the Offering Period (within the limitations of Section 6(a)) by completing and filing with the Company a new subscription agreement authorizing a decrease in the rate or amount of payroll deductions; provided, however, that a participant may not decrease the rate or amount of his or her payroll deductions more than once in any one month. The change in rate shall be effective 15 days following the Company’s receipt of the new authorization or such shorter period as may be permitted by the Company. Subject to the limitations of Section 6(a), a participant’s subscription agreement shall remain in effect for successive Offering Periods unless revised as provided herein or terminated as provided in Section 10.

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant’s payroll deductions may be decreased to zero percent by the Administrator at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $21,250. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

(e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state or other tax withholding obligations, if any, which arise upon the exercise of the option or the dispositions, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant’s Compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7. Grant of Option.

(a) Subject to Sections 7(c) and 7(d) below, on the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the per share option price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the lower of (i) 85% of the fair market value of a share of the Company’s Common Stock on the Offering Date or (ii) 85% of the fair market value of a share of the Company’s Common Stock on the Exercise Date; provided, however, that the maximum number of shares an Employee may purchase during each Offering Period shall be determined at the Offering Date by dividing $25,000 by the fair market value of a share of the Company’s Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of each option during each Offering Period shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10, and each option shall expire at midnight on the last day of the applicable Offering Period. Fair market value of a share of the Company’s Common Stock shall be determined as provided in Section 7(b) herein.

(b) Subject to Sections 7(c) and 7(d) below, the option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company’s Common Stock on a given date shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per share shall be the closing price of the Common Stock for such date, as reported by the Nasdaq National Market, or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date, as reported in the Wall Street Journal. In the event the Offering Date or the Exercise Date occurs on a weekend or legal holiday, the fair market value shall be based on the closing bid price on the next Trading Day.

(c) Notwithstanding Sections 7(a) and 7(b) above, (i) each eligible Employee participating in the Initial Offering Period shall be granted an option to purchase (at the per share option price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to the Exercise Date and retained in the Participant’s account as of the Exercise Date by 85% of the fair market value of a share of the Company’s Common Stock on the Exercise Date; provided, however, that the maximum number of shares an Employee may purchase during the Initial Offering Period shall be determined at the Offering Date by dividing $25,000 by the fair market value of a share of the Company’s Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof and (ii) the option price per share of the shares offered in the Initial Offering Period shall be 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date.

(d) Notwithstanding anything to the contrary contained herein, in the event that during any Offering Period the accounting rules relating to noncompensatory treatment of employee stock purchase plans under section 423 of the Code change so as to require, in the written opinion of the Company’s independent public accountants, that the Company recognize a compensatory charge to earnings with respect to options granted during such Offering Period, the Board may, in its discretion, take any steps necessary to reduce or eliminate such charge to earnings. Such steps may include (without limitation) (i) amending the Plan to provide that the Exercise Price for any Offering Period (including the current Offering Period) shall be equal to 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date only or (ii) immediately terminating the Offering Period and returning all payroll deductions withheld to participants prior to the Exercise Date. The Board will advise participants of any accounting-related amendment that affects pricing no less than 5 business days prior to the Exercise Date of the affected Offering Period. No prior notice will be required in the event of an accounting-related termination of the Offering Period provided that payroll deductions are returned to the participant as promptly as practicable after the termination.

8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable option price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased and any amount remaining in the participant’s account after an Exercise Date shall be held in the account until the Exercise Date of the next Offering Period, unless the Offering Period has been oversubscribed or the Plan has terminated with such Exercise Date, in which case such amount shall be refunded to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

9. Delivery. As promptly as practicable after the Exercise Date, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant’s account under the Plan after a purchase by him or her of shares at the termination of each Exercise Period which is insufficient to purchase a full share of Common Stock of the Company shall be applied to the participant’s account for the next Exercise Period.

10. Withdrawal; Termination of Employment.

(a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company pursuant to a form to be provided by the Company. All of the participant’s payroll deductions credited to his or her account will be paid to such participant as promptly as practicable after receipt of notice of withdrawal and such participant’s remaining option or options for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b) Upon a participant’s ceasing to be an Employee prior to an Exercise Date for any reason, including retirement or death, or upon termination of a participant’s employment relationship (as described in Section 2(g)), the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and such participant’s remaining option or options will be automatically terminated.

(c) In the event an Employee fails to remain an Employee of the Company for at least 20 hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to such participant and such participant’s remaining option or options terminated.

(d) A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the participant withdraws.

11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

12. Stock.

(a) Subject to Section 18 of the Plan, the maximum number of Shares reserved and available for issuance pursuant to the Plan is 7,300,000. If any Shares that have been optioned under the Plan cease to be subject to an option (other than through exercise of the option), or if any option granted hereunder is forfeited, the Shares that were subject to such option shall again be available for distribution in connection with future grants under the Plan. Notwithstanding the previous sentence, if Shares subject to an option are used for tax withholding, only the net number of Shares issued to the participant in the transaction shall be considered to be “issued” under the Plan, and the remaining Shares that were subject to such option shall again be available for distribution in connection with future option grants under the Plan.

If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Board shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable or, subject to the restrictions of Section 423 of the Code, take such other steps to reallocate Shares as it determines shall be equitable. The Company shall give written notice of such reduction or reallocation to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

(b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

13. Administration. The Plan shall be administered by the Board of Directors of the Company or a committee appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan.

14. Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to an Exercise Date.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10.

16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees annually, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”) as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of any conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least 5 business days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19. Amendment or Termination.

(a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 7(c) and Section 18, no such termination can affect options previously granted, provided that the Plan may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of The Company and its stockholders. Except as provided in Section 7(c) and Section 18 no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b) Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof. All notices or other communications by the Company to a participant under or in connection with the Plan shall be deemed to have been duly given when mailed to the participant at the last address provided by the participant to the Company.

21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

21. Term of Plan. The Plan shall become effective on May 20, 1998 and terminate on August 16, 2008 unless sooner terminated under Section 19.

EXHIBIT A

MERCURY INTERACTIVE CORPORATION

AMENDED AND RESTATED 1998 STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

☐    Original Application                                                                              Offering Date:

☐    Decrease in Payroll Deduction Rate

☐    Change of Beneficiary

1.	hereby elects to participate in the Mercury Interactive Corporation Amended and Restated 1998 Stock Purchase Plan (the “Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Stock Purchase Plan.

2.	I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday (not to be less than one percent and not to exceed 15%) during the Offering Period in accordance with the Stock Purchase Plan. (Please note that no fractional percentages are permitted). Such deductions are to continue for succeeding Offering Periods under the Stock Purchase Plan until I give written instructions for a decrease in or termination of such deductions.

3.	I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on each Exercise Date unless I otherwise withdraw from the Stock Purchase Plan by giving written notice to the Company for such purpose and any amounts not used to purchase shares will be applied to the next Offering Period.

4.	Shares purchased for me under the Stock Purchase Plan should be issued in the name(s) of:

5.	I acknowledge that, under the Internal Revenue Code, there are special tax “holding period” rules that govern the tax consequences of buying and selling shares under the Stock Purchase Plan. I understand that if I dispose of shares purchased under the Plan within two years of the Offering Date (i.e., the first day of the Offering Period) or within one year of the Exercise Date (i.e., the date the shares are purchased), I will be treated for federal income tax purposes as having received ordinary income at the time of the sale equal to the difference between my purchase price and the market value of the stock on the Exercise Date. Any amount in excess of that difference will be treated as capital gain. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition.

I further understand that if I hold the shares for both the two-year and one-year holding periods described above, at the time I dispose of the shares I will be treated for federal income tax purposes as having received ordinary income in an amount equal only to the lesser of (1) the difference between my purchase price and the market value of the stock on the Offering Date or (2) the difference between my purchase price and the actual sale price for my stock. Any additional gain I receive on the sale will be treated as capital gain.

6.	I have received a copy of the Company’s most recent prospectus which describes the Stock Purchase Plan and a copy of the complete “Mercury Interactive Corporation Amended and Restated 1998 Stock Purchase Plan.” I understand that my participation in the Stock Purchase Plan is in all respects subject to the terms of the Plan.

7.	I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.

8.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Stock Purchase Plan:

NAME (Please print):

                                  (First)                                                              (Middle)                                                 (Last)

Relationship

(Address)

NAME (Please print):

                                  (First)                                                              (Middle)                                                 (Last)

Relationship

(Address)

NAME (Please print):

                                  (First)                                                              (Middle)                                                 (Last)

Relationship

(Address)

Employee’s Social Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

EXHIBIT B

MERCURY INTERACTIVE CORPORATION

AMENDED AND RESTATED 1998 STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of the Mercury Interactive Corporation Amended and Restated 1998 Stock Purchase Plan which began on                  , 200     (the “Offering Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as possible all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her remaining option or options for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant

Signature

Date:

EXHIBIT C

MERCURY INTERACTIVE CORPORATION

AMENDED AND RESTATED 1998 STOCK PURCHASE PLAN

NOTICE OF SALE OR OTHER DISPOSITION

To:	Mercury Interactive Corporation

Attn:

This notice is to inform the Company of sales or other dispositions of stock acquired under the Amended and Restated 1998 Stock Purchase Plan, so that the Company can fulfill its tax reporting obligations. This form must be completed and submitted to the Company whenever you sell stock acquired under the Plan, even if you no longer are employed by the Company. If you need assistance in completing this form, contact the Human Resources Department.

1.	Employee Name:

2.	Number of Shares Sold or Disposed of:

3.	Date(s) these Shares were purchased under the Plan:

4.	Date of Sale or other Disposition:

5.	Type of Disposition: Sale Gift Other (describe)

6.	Stock Price per Share at Sale or Disposition: $

7.	Amount Received on Sale or Disposition: $

Employee Signature

APPENDIX I TO THE

AMENDED AND RESTATED 1998 STOCK PURCHASE PLAN

“Designated Subsidiaries”

of Mercury Interactive Corporation

Mercury Interactive (Australia) Pty Ltd., organized under laws of Australia

Mercury Interactive Canada Inc., organized under the laws of Canada

Mercury Interactive A/S, organized under the laws of Denmark

Mercury Interactive Oy, organized under the laws of Finland

Mercury Interactive France S.A.S., organized under the laws of France

Mercury Interactive Germany GmbH, organized under the laws of Germany

Mercury Interactive (Hong Kong) Limited, organized under the laws of Hong Kong

Mercury Interactive (Israel) Limited, organized under the laws of Israel

Mercury Interactive Srl, organized under the laws of Italy

Mercury Interactive Japan K.K., organized under the laws of Japan

Mercury Interactive (Korea) Co. Ltd., organized under the laws of Korea

Mercury Interactive Luxembourg S.A., organized under the laws of Luxembourg

Mercury Interactive B.V., organized under the laws of the Netherlands

Mercury Interactive (Europe) B.V., organized under the laws of the Netherlands

Mercury Interactive (Singapore) Pte Ltd., organized under the laws of Singapore

Mercury Interactive SA (Pty) Ltd., organized under the laws of South Africa

Mercury Interactive S.L. Unipersonal, organized under the laws of Spain

Mercury Interactive Nordic AB, organized under the laws of Sweden

Mercury Interactive Switzerland, organized under the laws of Switzerland

Mercury Interactive (UK) Limited, organized under the laws of the United Kingdom

Kanga Acquisition, LLC, organized under the laws of Delaware

MERCURY INTERACTIVE CORPORATION

PROXY

Special Meeting - December 10, 2003

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I appoint Amnon Landan, Douglas P. Smith and Susan J. Skaer, each individually, as proxies to vote all of my Mercury Interactive Corporation common stock at the special meeting of stockholders to be held on December 10, 2003, or at any adjournment or postponement of that meeting as directed on the other side of this card and, in their discretion, upon other matters that arise at the meeting. I also give each of them the ability to substitute someone else as proxy. I revoke any proxy previously given for the same shares of stock.

The shares represented by this proxy will be voted in accordance with instructions given on the other side of this card. If this proxy is signed and returned without specific instructions as to any item or all items, it will be voted FOR proposals (1) and (2).

(Continued and to be signed on reverse side)

ñ FOLD AND DETACH HERE ñ

Please mark your votes as indicated	☒

The Board of Directors recommends a vote FOR proposals (1) and (2)		The Board Recommends
ê

(1)	Ratify and approve the Amendment to the Amended and Restated 1999 Stock Option Plan to increase the number of shares reserved for issuance by an additional 3,000,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2)	Ratify and approve the Amendment to the 1998 Employee Stock Purchase Plan to increase the number of shares reserved for issuance by an additional 5,000,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(Signature of Stockholder)	Date:

Sign, date and return this card promptly using the enclosed envelope. Sign exactly as your name appears above. Each joint tenant should sign. When signing as attorney, trustee, etc., give full title.

ñ FOLD AND DETACH HERE ñ